================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  _____________

                                    FORM 8-K
                                  _____________

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2008
                                  _____________

                              LOGICA HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)
                                  _____________

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


                 0-50621                                 86-0787790
        (Commission File Number)            (I.R.S. Employer Identification No.)


82 Avenue Road, Toronto, Ontario, Canada                  M5R 2H2
(Address of Principal Executive Offices)                (Zip Code)

                                 (416) 929-5798
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)
                                  _____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF SHARES

         Completion of Acquisition of Dolphin Digital Media, Inc.
         --------------------------------------------------------

         On Monday, June 23, 2008 (the "Closing"), Logica Holdings, Inc., a Nevada corporation ("Logica"), completed the acquisition of Dolphin Digital Media, Inc., a Delaware corporation ("DDM"), pursuant to the terms and provisions of a Merger and Stock Purchase Agreement, dated as of June 23, 2008, by and among Logica, DDM and William O'Dowd, IV, a Florida resident ("O'Dowd") (the "Merger and Stock Purchase Agreement").

         As a result of the acquisition, Logica acquired one hundred percent (100%) of the issued and outstanding shares of DDM in exchange for that number of shares of Logica's common stock that, in the aggregate, constituted fifty-one percent (51%) of the total issued and outstanding shares of Logica common stock (the "Logica Common Stock") on a fully diluted basis as of the date of the Closing.

         The aggregate purchase price exclusive of certain transaction costs and expenses, paid by Logica to O'Dowd pursuant to the Merger and Stock Purchase Agreement at the Closing was approximately $20,213,537.40, reflecting the purchase of a total of 24,063,735 shares of Logica Common Stock. The value of the Logica Common Stock was calculated by taking the average closing price of Logica Common Stock as quoted on the OTCBB daily listing for the five trading days ending June 20, 2008, of which the price was calculated at $.84 per share.

         In connection with the Closing, Logica and O'Dowd entered into a certain Post-Closing Agreement, dated as of June 23, 2008 (the "Post-Closing Agreement") pursuant to which both Logica and O'Dowd agreed to perform certain acts within an agreed upon timeframe. The Post-Closing Agreement constituted an Addendum to the Merger and Stock Purchase Agreement.

         Subsequent to the Closing, Pino G. Baldassarre resigned as the Chief Executive Officer of Logica and was subsequently appointed, by the Board of Directors of Logica (the "Board"), as the President, Managing Director and a Member of the Board. O'Dowd was appointed as the Chief Executive Officer and Chairman of the Board.

         On June 24, Logica issued a press release announcing the completion of the acquisition of DDM. A copy of the press release is attached hereto as
Exhibit 99.1.

         The above discussion of the Merger and Stock Purchase Agreement and Post Closing Agreement is qualified in its entirety by reference to the text of these Agreements, copies of which are attached to this Form 8-K and are incorporated herein by reference.


ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

         As more fully described above, on June 23, 2008, Logica, in order to consummate the acquisition of DDM, issued an aggregate of approximately 24,063,735 shares of Logica Common Stock to O'Dowd reflecting a purchase value of $20,213,537.40 for Logica's purchase of one hundred percent (100%) of the issued and outstanding shares of DDM. The issuance of Logica Common Stock was exempt from registration pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). O'Dowd is an accredited investor as defined under the Securities Act. All shares of Logica Common Stock issued contain legends restricting transferability absent registration or applicable exemption.

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT.

         As more fully described above, on June 23, 2008, in connection with the acquisition of DDM pursuant to the terms of the Merger and Stock Purchase Agreement, Logica issued such number of shares of Logica Common Stock constituting fifty-one percent (51%) to O'Dowd in exchange for one hundred percent (100%) of the issued and outstanding shares of DDM from O'Dowd.


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         As more fully described above, on June 25, 2008, Pino G. Baldassarre, the then-acting Chief Executive Officer of Logica stepped down from his position as Chief Executive Officer of Logica and was subsequently appointed by the Board as President, Managing Director and a Member of the Board.

         Likewise, on June 25, 2008, William O'Dowd, IV was appointed as Chief Executive Officer of Logica and Chairman of the Board.

         On June 25, 2008, Mr. Michael Espensen was appointed a member of the Board. Additionally, Mr. Enzo Taddei resigned as a member of the Board but shall retain his position as the Chief Financial Officer of Logica.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements.

         Financial Statements of the acquired company, DDM, shall be filed with the Securities and Exchange Commission within 71 calendar days of the Closing.

(b)      Pro Forma Financial Information.

         Pro Forma Financial Information of the acquired company, DDM, shall be filed with the Securities and Exchange Commission within 71 calendar days of the Closing.

(c)      Exhibits.

         The following Exhibits are filed as part of this report:

   EXHIBIT NO.    DESCRIPTION

   1.1 Merger and Stock Purchase Agreement, dated as of June 23, 2008, by and among Logica Holdings, Inc., Dolphin Digital Media, Inc. and William O'Dowd, IV.

   1.2 Post-Closing Agreement, dated as of June 23, 2008, by and between Logica Holdings, Inc., Dolphin Digital Media, Inc. and William O'Dowd, IV.

   99.1           Press Release issued by Logica Holdings, Inc. on June 24,
                  2008.


SIGNATURES
----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 26, 2008                                 LOGICA HOLDINGS, INC.



                                                     By: /s/ William O'Dowd, IV
                                                     --------------------------
                                                     William O'Dowd, IV
                                                     Chief Executive Officer

                                  EXHIBIT INDEX


   EXHIBIT NO.    DESCRIPTION

   1.1 Merger and Stock Purchase Agreement, dated as of June 23, 2008, by and among Logica Holdings, Inc., Dolphin Digital Media, Inc. and William O'Dowd, IV.

   1.2 Post-Closing Agreement, dated as of June 23, 2008, by and between Logica Holdings, Inc., Dolphin Digital Media, Inc. and William O'Dowd, IV.

   99.1           Press Release issued by Logica Holdings, Inc. on June 24,
                  2008.